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                                                                   EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 13, 2002 relating to the financial statements, which appears in Apex Silver Mines Limited's Annual Report on Form 10-K for the year ended December 31, 2001.

PricewaterhouseCoopers LLP

Denver, Colorado
May 17, 2002